Lincoln Life & Annuity Company of New York:

Lincoln Life & Annuity Flexible Premium Variable Life Account S

Supplement Dated November 12, 2009

To the Product Prospectuses dated May 1, 2009 for:

Lincoln Corporate Variable 5

Lincoln Corporate Commitment VUL

This Supplement outlines changes to the prospectus for Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL.   The changes described below will be applicable only to policies issued on or after                           , 2009, subject to state availability.  These changes apply only to new purchasers of the policy and not to current owners.  The changes are not optional.

Changes to “LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT”, sub-section “Distribution of the Policies and Compensation”:

The following replaces the fourth sentence of the first paragraph:

The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 50% of the first year premium and 20% of all other premiums paid.

Changes to “YOUR INSURANCE POLICY”, sub-section “Right-to-Examine”:

The following replaces the entire section:

You may return your policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the right to examine period. If the policy is returned for cancellation within the right to examine period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy’s terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the right to examine period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy’s terms.

Please refer to the May 1, 2009 prospectus for a discussion of all other provisions of your policy that are not discussed in this supplement.

This supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Glossary.